EXHIBIT 4.3

SUPPLEMENT TO

FISCAL AGENCY AGREEMENT

Between

CORPORACION ANDINA DE FOMENTO

and

JPMORGAN CHASE BANK,

Fiscal Agent

Dated as of February 19, 2004

$150,000,000

Extendible Floating Rate Notes

     SUPPLEMENT TO FISCAL AGENCY AGREEMENT, dated as of February 19, 2004 (the “Supplemental Agreement”), made in New York, New York, in the United States of America, between the CORPORACION ANDINA DE FOMENTO (“CAF”), and JPMORGAN CHASE BANK, a New York banking corporation, as the “Fiscal Agent”.

     WHEREAS, CAF and the Fiscal Agent have entered into that certain FISCAL AGENCY AGREEMENT dated as of March 17, 1998 (the “Original Fiscal Agency Agreement”) relating to issuances of Securities (as defined in the Original Fiscal Agency Agreement);

     WHEREAS, CAF has authorized the creation and issuance of $150,000,000 in aggregate principal amount of Extendible Floating Rate Notes (the “Standard Notes”), and the Standard Notes are subject to conversion into a subseries of notes under some circumstances (collectively, such subseries of notes, the “Short-Term Notes”);

     WHEREAS, the debt securities referred to above are Securities that shall contain certain terms and conditions in addition to and/or different than Securities otherwise issuable under the Original Fiscal Agency Agreement;

     WHEREAS, the parties desire to supplement the provisions of the Original Fiscal Agency Agreement to provide for such additional and/or different terms and conditions contained in the Standard Notes and the Short-Term Notes; and

     WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Agreement and to make it a valid and binding obligation of CAF have been done or performed;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Original Fiscal Agency Agreement.

     2.     Authorization of the Notes. CAF has authorized the issuance of the Standard Notes and the Short-Term Notes in an aggregate principal amount of $150,000,000 to be issued in fully registered form without interest coupons. The Standard Notes initially shall constitute all of such aggregate principal amount and shall be represented by a Global Security substantially in the form of Exhibit A hereto. The Short-Term Notes, if and when issued, shall be represented by a Global Security or Securities substantially in the form of Exhibit B hereto. The Global Securities shall be exchangeable for Standard Notes or Short-Term Notes, as applicable, in definitive form as provided in the text of the Global Securities.

     3.     Transfer and Exchange. As it pertains solely to the Standard Notes and the Short Term Notes referred to herein, Section 4 of the Original Fiscal Agency Agreement is hereby supplemented by the following:

     (e)  Transfer and Exchange of Global Securities Representing the Standard Notes and the Short-Term Notes.

(i) The transfer and exchange of Global Securities representing the Standard Notes and the Short-Term Notes or beneficial interests therein shall be effected through DTC, in accordance with the Original Fiscal Agency Agreement as supplemented by this Supplemental Agreement.

(ii) On the Business Day (as defined in the terms of the Standard Notes) immediately preceding the commencement of an Election Period (as defined in the terms of the Standard Notes) the Fiscal Agent shall send notice to the depository with respect to the commencement of the Election Period and the day on which such Election Period will terminate.

(iii) On the second Business Day (as defined in the terms of the Standard Notes) preceding the commencement of an Election Period (as defined in the terms of the Standard Notes), the Fiscal Agent shall send notice to the holders of the Standard Notes that the Election Period with respect to the Exchange Date (as defined below) will commence on a specified date and end on a specified date. The notice shall include the procedures with which a holder of the Standard Notes must comply to extend the maturity of the Standard Notes, and shall be in the form of Exhibit C hereto.

(iv) Upon receipt of notice from DTC of the aggregate principal amount of Standard Notes for which the holders did not elect to extend the maturity, the Fiscal Agent shall promptly provide notice to CAF of such amount. The Fiscal Agent is authorized on the last day of each Election Period (as defined in the terms of the Standard Notes) (each an “Exchange Date”) in accordance with the terms of the Standard Notes and the Short-Term Notes to authenticate and deliver Short-Term Notes for a like amount of Standard Notes upon written order of CAF. Upon authentication and delivery of Short-Term Notes, the Fiscal Agent shall reduce the amount of the Global Security representing the Standard Notes by an amount equal to the aggregate principal amount of the Short-Term Notes so authenticated and delivered, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Security Registrar, in accordance with the procedures of DTC, shall instruct DTC or its authorized representative to make a corresponding adjustment to its records.

(v) On the Exchange Date, the Fiscal Agent will notify DTC of the CUSIP number applicable to the aggregate principal amount of Short-Term Notes issued on that date.

     4.     Effect on Original Fiscal Agency Agreement. Except as expressly modified by this Supplemental Agreement in respect of the Standard Notes and the Short-Term Notes, the Original Fiscal Agency Agreement shall remain in full force and effect. In the case of any inconsistency between the provisions of this Supplemental Agreement and those of the Original Fiscal Agency Agreement, the provisions of this Supplemental Agreement shall prevail, but only in respect of the Standard Notes and the Short-Term Notes.

     5.     Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York.

     6.     Counterparts. This Agreement may be executed in separate counterparts, and by each party separately on a separate counterpart, each such counterpart, when so executed and delivered, to be an original. Such counterparts shall together constitute but one and the same instrument.

* * *

     IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first above written.

CORPORACION ANDINA DE FOMENTO

By	/s/ ELEONORA SILVA
Name: Eleonora Silva
Title: Treasurer and Acting Vice President of Finance

JPMORGAN CHASE BANK, as Fiscal Agent

By	/s/ LUCIA JAKLITSCH
Name: Lucia Jaklitsch
Title: Vice President

EXHIBIT A

[FORM OF STANDARD NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CORPORACION ANDINA DE FOMENTO OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.	No. 1
ISIN NO.

CORPORACION ANDINA DE FOMENTO

Extendible Floating Rate Note

          1. CORPORACION ANDINA DE FOMENTO (“CAF”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on March 16, 2005 (the “Initial Maturity Date”) or, to the extent that the maturity date of any portion of the principal amount hereof is extended in accordance with the procedures specified herein to an Extended Maturity Date (as defined herein), on such Extended Maturity Date, and to pay interest on said principal amount hereof outstanding from time to time from February 20, 2004 or from the most recent February 15, May 15, August 15 or November 15 (subject to adjustment as described below) to which such interest has been paid or duly provided for, quarterly on each February 15, May 15, August 15 and November 15 thereafter, and on February 13, 2009 (the “Final Maturity Date”), commencing May 15, 2004, at a rate of interest per annum equal to LIBOR (as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Spread, as defined below, until payment of said principal sum has been made or duly provided for. The period beginning February 20, 2004 and ending on but excluding the first interest payment date and each successive period beginning on and including an interest payment date and ending on but excluding the next succeeding interest payment date or the Final Maturity Date is herein called an “Interest Period.” If such principal payment date or any interest payment date would otherwise be a day which is not a Business Day (as defined below), such principal payment date or any such interest payment date shall be postponed to the next Business Day, except that if such next Business Day is in a different month, then that interest payment date will be the immediately preceding day that is a Business Day. Business Day means any day on which commercial banks and foreign exchange markets settle payments in The City of New York. The interest so payable and punctually paid or duly provided for on any interest payment date will be paid to the person in whose name this [Global] Security (as defined in Paragraph 9) is registered at the close of business on the day that is the first day of the month in which such interest payment date occurs (“Record Date”), except that on the Final Maturity Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable interest rate in effect for each day by 360 and multiplying the result by the principal amount of this [Global] Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this [Global] Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for each day in the Interest Period. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this [Global] Security is registered on such Record Date and may be paid to the person in whose name this [Global] Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by CAF or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities (as defined in Paragraph 6) evidenced by this [Global] Security may be listed. CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing) for the purpose of receiving payment hereon and for all other purposes whether or not this [Global] Security or any of the Securities evidenced hereby shall be overdue.

          Payment of the principal of and interest on this [Global] Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts. In the case of a Security in definitive form (as provided in Paragraph 9), payment of the principal will be made against presentation and surrender of the Security at the corporate trust office of the Fiscal Agent, as paying agent, in The City of New York and at the offices of such other paying agents as CAF shall have appointed. Payment of interest on each Security in definitive form will be made at the corporate trust office of the Fiscal Agent in The City of New York and at the offices of such other paying agents as CAF shall have appointed, provided that interest on each Security may be paid (i) by a U.S. dollar check drawn on a bank in The City of New York mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in Paragraph 9) on the Record Date for such payment or (ii) at the request of a Holder (as defined in Paragraph 6) of more than $1,000,000 principal amount of Securities, by wire transfer to such Holder. CAF covenants that until this [Global] Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this [Global] Security have been made available for payment and either paid or returned to CAF as provided herein, CAF will at all times maintain an office or agency in The City of New York, for the payment of the principal of and interest on the Securities as herein provided.

          2. The interest rate for each Interest Period shall be set on the first day of such Interest Period (each an “Interest Reset Date”). For each Interest Period, on the second London Banking Day (as defined below) preceding the first day of such Interest Period (the “Determination Date”), JPMorgan Chase Bank or such other financial institution that may be appointed by CAF (the “Calculation Agent”) will determine LIBOR for such Interest Period. LIBOR will be the offered rate (expressed as an interest rate per annum) for three-month U.S. dollar deposits for the Interest Period concerned that appears on Telerate LIBOR Page 3750, as of 11:00 a.m., London time, on such Determination Date. “Telerate LIBOR Page 3750” means the display designated as page “3750” on the Bridge Telerate, Inc., or any successor service (or such other page as may replace page 3750 on that service or successor service) for the purpose of displaying the London interbank rates of major U.S. banks of U.S. dollar deposits. If, on any Determination Date, Telerate Page 3750 does not include this rate or is unavailable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months, commencing on the second London Banking Day immediately following such Determination Date and in a principal amount that is representative for a single transaction in such market at such time, are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on such Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of those quotations. If fewer than two quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on such Determination Date for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Banking Day immediately following such Determination Date and in a principal amount representative for a single transaction in such market at such time. The Calculation Agent will request the

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principal New York office of each of such banks to provide a quotation of its rate. If the banks in New York selected by the Calculation Agent are not quoting as described in the previous sentence, then LIBOR for the applicable Determination Date will be LIBOR in effect on such Determination Date.

          For the purposes of calculating LIBOR, “London Banking Day” means any Business Day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

          The spread that will be added to LIBOR (the “Applicable Spread”) will increase annually as indicated in the table below.

For Interest Reset Dates Occurring	Spread

From February 20, 2004 to but excluding February 15, 2005	plus 15	basis points

From February 15, 2005 to but excluding February 15, 2006	plus 17.5	basis points

From February 15, 2006 to but excluding February 15, 2007	plus 20	basis points

From February 15, 2007 to but excluding February 15, 2008	plus 22.5	basis points

From February 15, 2008 to but excluding February 13, 2009	plus 25	basis points

          The Company shall, or shall cause the Calculation Agent to, give the Fiscal Agent written notice of the interest rate on this [Global] Security for each Interest Period promptly after the determination thereof.

          3. This [Global] Security shall mature on the Initial Maturity Date, unless the maturity of all or any portion of the principal amount hereof is extended in accordance with the procedures described herein. The 15th day of each February, May, August and November (whether or not a business day) beginning with May 15, 2004 and ending on and including February 15, 2008 shall each be an “Election Date”. During the Election Period (as defined below) for any Election Date (except February 15, 2008), if the option to extend the maturity of this [Global] Security is exercised, the maturity of this [Global] Security, or of any portion of this [Global] Security having a principal amount of $100,000 or any larger multiple of $1,000 in excess thereof for which such option has been exercised, shall be extended to the date that is 366 calendar days from and including the 15th day of the month immediately succeeding the Election Date, or if such day is not a business day, the immediately preceding Business Day (each such date being an “Extended Maturity Date”). If the option to extend the maturity of this [Global] Security or a portion thereof is exercised during the Election Period for the Election Date of February 15, 2008 then the maturity date of this [Global] Security will be extended to the Final Maturity Date. In order to exercise the option to extend the maturity of all, or a portion, of the principal amount of this [Global] Security, the Holder of this [Global] Security must deliver to the Fiscal Agent during the relevant Election Period (i) the form entitled “Option to Extend Maturity” included below duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this [Global] Security, this [Global] Security or (ii) a telegram, telex, facsimile transmission or a letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this [Global] Security, the principal amount hereof, the certificate number of this [Global] Security or a description of this [Global] Security’s tenor or terms, a statement that the option to elect extension of maturity is being exercised thereby, the principal amount hereof with respect to which such option is being exercised and a guarantee that the form entitled “Option to Extend Maturity” included below has been duly completed and, in the event of an election to extend the maturity of only a portion of the principal amount of this [Global] Security, this

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[Global] Security will be received by the Fiscal Agent no later than five Business Days after the date of such telegram, telex, facsimile transmission or letter; provided that such telegram, telex, facsimile transmission or letter shall not be effective unless this [Global] Security (if required to be surrendered as aforesaid) and such form duly completed are received by the Fiscal Agent by such fifth Business Day. Such option may be exercised by the Holder for less than the entire principal amount hereof provided that the principal amount for which such option is not exercised is at least $100,000 or any larger amount that is an integral multiple of $1,000.

          If the option to extend the maturity of any portion hereof is not duly exercised within the Election Period for any such Election Date, a new [Global] Security or [Global] Securities in the form attached hereto as Exhibit A (each, a “Short-Term Security”) for all or that portion of the principal amount hereof as to which such option to extend has not been made and having as its or their “Stated Maturity Date” (as such term is used in each such Short-Term Security) the date that is the later of (i) the Initial Maturity Date or (ii) the date to which this [Global] Security or such portion hereof has previously been extended in accordance with the terms hereof, or if such day is not a Business Day, the immediately preceding Business Day, shall be issued (whose issuance date shall be such Election Date or if such day is not a Business Day, the immediately succeeding Business Day) in the name of the Holder hereof, subject to delivery of this [Global] Security to the Fiscal Agent, and Schedule I hereto shall be annotated as of such date to reflect the corresponding decrease in the principal amount hereof. The failure to elect to extend the maturity of all or any portion of this [Global] Security will be irrevocable and will be binding upon any subsequent holder of this [Global] Security.

          CAF and the Fiscal Agent shall deem this [Global] Security cancelled as to such portion of the principal amount hereof for which a duly completed form entitled “Option to Extend Maturity” and, if applicable, this [Global] Security are not delivered to the Fiscal Agent within the applicable Election Period in accordance with the terms of this [Global] Security.

          With respect to any Election Date, the period beginning on the fifth Business Day preceding such Election Date to, and including, such Election Date is the Election Period; provided, however, that if the Election Date is not a Business Day, the Election Period will be extended to the next day that is a Business Day; provided, further, that the holder of this [Global] Security must deliver its duly completed “Option to Extend Maturity” on or prior to 5:00 p.m., New York City time, on the last Business Day in the Election Period.

          The maturity of this [Global] Security will not be extended beyond February 13, 2009, or if such day is not a Business Day, the immediately preceding Business Day.

          4. CAF may redeem the principal amount of any Short-Term Security, in whole or in part, in increments of $1,000, on any interest payment date, other than the Stated Maturity Date of such Short-Term Security (each a “Redemption Date”) at a price equal to 100% of the principal amount of the Short-Term Security to be redeemed (the “Redemption Price”) together with any unpaid interest accrued thereon up to but excluding such Redemption Date.

          CAF shall give written notice of such a redemption to the Holder not less than 30 days prior to the applicable Redemption Date stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of such Short-Term Security to be redeemed; (iv) in the case of a partial redemption of any Short-Term Security, the Holder will receive, without charge, upon the surrender of such Short-Term Security, a new certificate representing an authorized denomination of the principal amount of the Short-Term Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon the Short-Term Securities so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where each applicable certificate or certificates

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representing such Short-Term Security or Securities is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of any Short-Term Security or portion of such Short-Term Security to be redeemed.

          5. All amounts payable (whether in respect of principal, interest or otherwise) in respect of the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied on behalf of any of the Andean Community countries or any political subdivision thereof or any authority or agency therein or thereof having the power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, CAF will pay such additional amounts as may be necessary in order that the net amounts receivable by the Holder of any Security after such withholding or deduction shall equal the respective amounts that would have been receivable by such Holder in the absence of such withholding or deduction, except that no such additional amounts shall be payable in relation to any payment in respect of any Security:

(a) to, or to a third party on behalf of, a Holder of a Security who is liable for such taxes, duties, assessments or governmental charges in respect of such Security by reason of his having some connection with any of the Andean Community countries other than the mere holding of such Security; or

(b) presented for payment more than 30 days after the Relevant Date, except to the extent that the relevant Holder would have been entitled to such additional amounts on presenting the same for payment on the expiry of such period of 30 days.

          As used herein, the “Relevant Date” means, in respect of any payment, the date on which such payment first becomes due and payable, but if the full amount of the moneys payable has not been received by the Fiscal Agent on or prior to such due date, it means the first date on which, the full amount of such moneys having been so received and being available for payment to Holders of Securities, notice to that effect shall have been duly provided as set forth in this Security.

          6. This [Global] Security is [a permanent global security evidencing] [one of] the series of a duly authorized issue of debt securities of CAF, consisting of CAF’s “Extendible Floating Rate Notes” initially issued in the aggregate principal amount of $150,000,000 together with all securities issued in exchange for all or any portion of the Extendible Floating Rate Notes in accordance with the terms thereof (collectively the “Securities”). CAF has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of March 17, 1998 (as supplemented as of February 19, 2004, the “Fiscal Agency Agreement”), with JPMorgan Chase Bank, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. JPMorgan Chase Bank, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”. As used herein, the term “Holder” means the person in whose name the Security is registered in the Security Register.

          7. The Securities constitute direct, unconditional, unsecured and general obligations of CAF. So long as any of the Securities shall be outstanding and unpaid, but only up to the time amounts sufficient for payment of all principal and interest have been placed at the disposal of the Fiscal Agent, CAF will not cause or permit to be created on any of its property or assets any mortgage, pledge or other lien or charge as security for any bonds, notes or other evidences of indebtedness heretofore or hereafter issued, assumed or guaranteed by CAF for money borrowed (other than purchase money mortgages, pledges or liens on property purchased by CAF as security for all or part of the purchase price thereof), unless the Securities shall be secured by such mortgage, pledge or other lien or charge equally and ratably with such other bonds, notes or evidences of indebtedness.

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          Subject to the preceding paragraph, the Securities and each of them will rank pari passu with all other unsecured Indebtedness of CAF. “Indebtedness” means all indebtedness of CAF in respect of monies borrowed by CAF and guarantees given by CAF for monies borrowed by others.

          8. Except as set forth in Paragraph 4 hereof, the Securities are not subject to redemption prior to their maturity and are not entitled to the benefit of any sinking fund.

          9. [Except as set forth in the following sentence, the Securities are issuable only as fully registered global securities, without coupons, each registered in the name of DTC, a nominee thereof or a successor to DTC or a nominee thereof (each, a “Global Security”), and (i) no Global Security may be transferred, except in whole and not in part, and only to DTC, one or more nominees of DTC or one or more respective successors of DTC and its nominees, and (ii) no Global Security may be exchanged for any Security other than another Global Security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this Global Security, a Global Security may be transferred to, or exchanged for registered Securities registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC (a) notifies CAF that it is unwilling or unable to continue as depositary for such Global Security or (b) ceases to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor depositary is not appointed by CAF within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) CAF, in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Securities evidenced by this Global Security (as set forth in Paragraph 12). Registered Securities issued in exchange for this Global Security will be registered in such names, and issued in such denominations (of $100,000 and integral multiples of $1,000 in excess thereof), as an authorized representative of DTC shall request.]

          [Subject, in the case of this Global Security, to the preceding paragraph, transfer] Transfer of this [Global] Security is registrable on the Security Register upon surrender of this [Global] Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to CAF and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this [Global] Security for registration of transfer, CAF shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested [(subject, in the case of this Global Security, to the preceding paragraph).] CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than CAF or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this [Global] Security shall be overdue. CAF covenants that, at all times so long as this [Global] Security shall be outstanding, it shall maintain in The City of New York an office or agency for the registration and registration of transfers, as aforesaid, of the registered Securities. CAF has appointed the corporate trust office of the Fiscal Agent as its agent in The City of New York for such purpose and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, CAF shall provide for such registration and registration of transfers.

          In the manner and subject to the limitations and upon payment of the charges (if any) provided in the Fiscal Agency Agreement and this [Global] Security, registered Securities may be exchanged for a like aggregate principal amount of registered Securities of other authorized denominations but may never be exchanged for coupon Securities. CAF covenants that it shall maintain at all times so long as this [Global] Security shall be outstanding, in The City of New York, an office or agency where

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registered Securities may be surrendered in exchange for registered Securities in other authorized denominations. CAF has appointed the corporate trust office of the Fiscal Agent, in The City of New York, as its agent for such purposes.

          No registrations of transfers or exchanges of Securities shall be made for a period of 15 days preceding any interest payment date.

          All Securities issued upon any registration of transfer or exchange of Securities pursuant to this Paragraph 9 shall be the valid obligations of CAF, evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange [(except that a Security not in global form issued upon any registration of transfer or exchange of this Global Security shall not be subject or entitled to the provisions set forth in this Global Security relating to Securities in global form)]. Any new Security delivered pursuant to this Paragraph 9 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

          No service charge shall be made to any Holder for any such exchange or registration of transfer, but CAF may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          10. In case any Security [(including this Global Security)] shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by CAF and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, (i) CAF or the Fiscal Agent shall not have received notice that such Securities have been acquired by a bona fide purchaser, and (ii) CAF and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and, if required, shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, CAF in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

          Any new Security delivered pursuant to this Paragraph 10 shall be so dated that neither gain nor loss in interest shall result from such replacement.

          Upon the issuance of any new Security under this Paragraph 10, CAF may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

          Every new Security issued pursuant to this Paragraph 10 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of CAF, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

          The provisions of this Paragraph 10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

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          11. In order to provide for the payment of the principal of and the interest on the Securities as the same shall become due, CAF does hereby agree to pay to the Fiscal Agent at its corporate trust office in The City of New York, in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts, the amounts set forth below in this paragraph, to be held in trust and applied by the Fiscal Agent as hereinafter set forth: (a) CAF shall pay to the Fiscal Agent at least one (1) full Business Day prior to each interest payment date an amount sufficient to pay the interest becoming due on all Securities on such interest payment date and the Fiscal Agent shall apply the amounts so paid to it to the payment of such interest on such interest payment date; and (b) at least one (1) full Business Day prior to the maturity date of the Securities, CAF shall pay to the Fiscal Agent an amount which, together with any monies then held by the Fiscal Agent and available for the purpose, shall be equal to the entire amount of interest and principal to be due on such maturity date on the Securities then outstanding, and the Fiscal Agent shall apply such amount to the payment of interest on and principal of such Securities in accordance with the terms thereof.

          Any monies paid by CAF to the Fiscal Agent for the payment of the principal of or interest on any Securities and remaining unclaimed at the end of two (2) years after such principal or interest shall have become due and payable and provision for such payment shall have been made shall then be repaid to CAF, and upon such repayment the aforesaid trust shall terminate and all liability of the Fiscal Agent with respect to such monies shall thereupon cease, without, however, limiting in any way the unconditional obligation of CAF to pay the principal of and interest on this [Global] Security as the same shall become due.

          12. If an Event of Default (as defined below) occurs, each Holder of Securities may, by written notice to CAF and the Fiscal Agent, declare the principal of and any accrued interest on the Securities held by it to be, and such principal and accrued interest shall thereupon become, immediately due and payable, unless prior to receipt of such notice by CAF all Events of Default in respect of such Securities shall have been cured. If all such Events of Default shall have been cured following such declaration, such declaration may be rescinded by any such Holder with respect to such previously accelerated Securities upon delivery of written notice of such rescission to CAF and the Fiscal Agent.

          An “Event of Default” is: (a) a failure to pay any principal of or interest on the Securities when due and the continuance of such failure for 30 days; (b) a failure to perform or observe any material obligation under or in respect of the Securities or the Fiscal Agency Agreement and the continuance of such failure for a period of 90 days after written notice thereof has been delivered to CAF and to the Fiscal Agent by the Holder of any Security; (c) a failure to pay any amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) of principal or interest or premium in respect of any indebtedness incurred, assumed or guaranteed by CAF as and when such amount becomes due and payable and the continuance of such failure until the expiration of any applicable grace period or 30 days, whichever is longer; or (d) the acceleration of any indebtedness incurred or assumed by CAF with an aggregate principal amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) by any holder or holders thereof.

          13. The Fiscal Agency Agreement and the terms and conditions of the Securities may be modified or amended by CAF and the Fiscal Agent, without the consent of the Holders of the Securities, for the purpose of adding to the covenants of CAF for the benefit of the Holders, surrendering any right or power conferred upon CAF, securing the Securities pursuant to the requirements of the Securities or otherwise, effecting the issue of further Securities as described in Paragraph 18, curing any ambiguity, correcting or supplementing any defective provision therein, or in any manner that CAF and the Fiscal Agent may mutually deem necessary or desirable and that shall not adversely affect the interests of the Holders of the Securities in any material respect, to all of which the Holder of this Security shall, by acceptance hereof, consent.

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          CAF may modify any of the terms or provisions contained in the Securities in any way with the written consent of the Holders of not less than 66 2/3% in principal amount of the Securities at the time outstanding, provided, however, that no such action may, without the consent of the Holder of each Security affected thereby, (a) change the due date for the payment of the principal of or of any installment of interest on the Securities, (b) reduce the principal amount of the Securities, the portion of such principal that is payable upon acceleration of the maturity of such Security or the interest rate thereon, (c) change the currency or place of payment of principal of or interest on the Securities, (d) reduce the proportion of the principal amount of the Securities the vote or consent of the Holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or therein to be made, taken or given, or (e) change the obligation of CAF to pay additional amounts.

          14. CAF hereby certifies and declares that all acts and conditions required to be performed and to have happened precedent to the creation and issuance of this [Global] Security, and to constitute the same the valid and legally binding obligation of CAF in accordance with its terms, have been performed and have happened in due and strict compliance with the Constitutive Agreement of CAF.

          15. All notices will be delivered by CAF in writing to each Holder of the Securities. [If at the time of any such notice the Securities are represented by this Global Security, such notice shall be delivered to DTC and shall be deemed to have been given three Business Days after delivery to DTC. [If at the time of any such notice the Securities are not represented by any Global Security, such] [Such] notice shall be delivered to the Holders of the Securities and in such case shall be deemed to have been given three Business Days after the mailing of such notice by first class mail.

          16. This [Global] Security shall not become valid or obligatory for any purpose unless and until this [Global] Security has been authenticated by JPMorgan Chase Bank, or its successor, as Fiscal Agent.

          17. This [Global] Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

          18. CAF may at any time or from time to time, without notice to or the consent of the Holders of the Securities, create and issue further Securities ranking pari passu with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Securities or except for the first payment of interest following the issue date of such Securities) and so that such further Securities shall be consolidated and form a single issue with the Securities and shall have the same terms as to status, redemption or otherwise as the Securities.

          19. CAF has appointed CT Corporation System in The City New York as its authorized agent upon which process may be served in any action arising out of or based on the Securities which may be instituted in any State or Federal court in The City and State of New York by the Fiscal Agent or the Holder of a Security, and, subject to the last sentence of this Paragraph 19, CAF hereby expressly accepts the jurisdiction of any such court in respect of any such action. CAF hereby agrees to keep such appointment in force at all times while this or any other Security shall be outstanding. CAF hereby waives irrevocably any immunity (except for immunity from execution prior to final judgment) to which it might otherwise be entitled in any action based on the Securities which may be instituted by the Holder of any Security in any State or Federal court in The City and State of New York. Anything in the Fiscal Agency Agreement or this [Global] Security to the contrary notwithstanding, such appointment of an authorized agent for service of process and such waiver of immunity shall not be interpreted to include actions brought under the United States Federal securities laws.

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* * * * *

10

     IN WITNESS WHEREOF, CAF has caused this [Global] Security to be executed with the signature of the Vice President of Finance of CAF, all in The City of New York, State of New York, United States of America.

Dated: February     , 2004

CORPORACION ANDINA DE FOMENTO

By:	Eleonora Silva
Treasurer and
Acting Vice President of Finance

CERTIFICATE OF AUTHENTICATION

     This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK as Fiscal Agent

By:
Authorized Officer

ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto (name and address including zip code and taxpayer I.D. or Social Security Number of assignee)

the within Security and does hereby irrevocably constitute and appoint to transfer such Security on the books kept for registration thereof with full power of substitution in the premises.

     Dated:              *

     Signature Guaranteed:

*    NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE I

SCHEDULE OF EXCHANGES

     The initial principal amount of this Security is $150,000,000. The following exchanges of a portion of this Security for an interest in a Short-Term Security have been made:

Reduced Principal
	Principal Amount	Amount Outstanding	Notation Made by or
	Exchanged for	Following Such	on Behalf of Fiscal
Date of Exchange	Short-Term Security	Exchange	Agent

OPTION TO EXTEND MATURITY

          The undersigned hereby elects to extend the maturity of Corporacion Andina de Fomento (“CAF”) Extendible Floating Rate Note, (CUSIP [    ]) (or the portion thereof specified below) with the effect provided in said Security by delivering this form of “Option to Extend Maturity” duly completed by the Holder of said Security to JPMorgan Chase Bank [Address] or such other address or fiscal agent of which CAF shall from time to time notify the Holders of the Securities, and, in the event of an election to extend the maturity of only a portion of the principal amount of said Security by surrendering said Security.

          If the option to extend the maturity of less than the entire principal amount of said Security is elected, specify the portion of said Security (which shall be $100,000 or an integral multiple of $1,000 in excess thereof) as to which the Holder elects to extend the maturity: $     ; and specify the denomination or denominations (which shall be in increments of $1,000) of the Securities in the form attached to said Security as Exhibit A to be issued to the holder for the portion of said Security as to which the option to extend the maturity is not being elected (in the absence of any such specification one such Security in the form of said Exhibit A will be issued for the portion as to which the option to extend maturity is not being made): $     .

Dated:	NOTICE: The signature on this Option to Extend Maturity must correspond with the name as written upon the face of the Security in every particular, without alteration or enlargement or any change whatever.

EXHIBIT A

[FORM OF SHORT-TERM NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CORPORACION ANDINA DE FOMENTO OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.	No. 1
ISIN NO.

CORPORACION ANDINA DE FOMENTO

Floating Rate Note
due [●]

               1. CORPORACION ANDINA DE FOMENTO (“CAF”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on the Maturity Date, as defined in Schedule I hereto, and to pay interest on said principal amount hereof from the Issue Date, as defined in Schedule I hereto, or from the most recent February 15, May 15, August 15 or November 15 (subject to adjustment as described below) to which such interest has been paid or duly provided for, quarterly on each February 15, May 15, August 15 and November 15 thereafter, and on the Maturity Date, as defined in Schedule I hereto, commencing on the Initial Interest Payment Date, as defined in Schedule I hereto, and ending on the Maturity Date, at a rate of interest per annum equal to LIBOR (as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Spread, as defined below, until payment of said principal sum has been made or duly provided for. The period beginning on the Issue Date and ending on but excluding the first interest payment date and each successive period beginning on and including an interest payment date and ending on but excluding the next succeeding interest payment date is herein called an “Interest Period.” If such principal payment date or any interest payment date would otherwise be a day which is not a Business Day (as defined below), such principal payment date or any such interest payment date shall be postponed to the next Business Day, except that if such next Business Day is in a different month, then that interest payment date will be the immediately preceding day that is a Business Day. Business Day means any day on which commercial banks and foreign exchange markets settle payments in The City of New York. The interest so payable and punctually paid or duly provided for on any interest payment date will be paid to the person in whose name this [Global] Security (as defined in Paragraph 8) is registered at the close of business on the day that is the first day of the month in which such interest payment date occurs (“Record Date”) except, that on the Maturity Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable interest rate in effect for each day by 360 and multiplying the result by the principal amount of this [Global] Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this [Global] Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for each day in the Interest Period. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this [Global] Security is registered on such Record Date and may be paid to the person in whose name this [Global] Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by CAF or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities (as defined in Paragraph 5) evidenced by this [Global] Security may be listed. CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing) for the purpose of receiving payment hereon and for all other purposes whether or not this [Global] Security or any of the Securities evidenced hereby shall be overdue.

               Payment of the principal of and interest on this [Global] Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts. In the case of a Security in definitive form (as provided in Paragraph 8), payment of the principal will be made against presentation and surrender of the Security at the corporate trust office of the Fiscal Agent, as paying agent, in The City of New York and at the offices of such other paying agents as CAF shall have appointed. Payment of interest on each Security in definitive form will be made at the corporate trust office of the Fiscal Agent in The City of New York and at the offices of such other paying agents as CAF shall have appointed, provided that interest on each Security may be paid (i) by a U.S. dollar check drawn on a bank in The City of New York mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in Paragraph 8) on the Record Date for such payment or (ii) at the request of a Holder (as defined in Paragraph 5) of more than $1,000,000 principal amount of Securities, by wire transfer to such Holder. CAF covenants that until this [Global] Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this [Global] Security have been made available for payment and either paid or returned to CAF as provided herein, CAF will at all times maintain an office or agency in The City of New York, for the payment of the principal of and interest on the Securities as herein provided.

               2. The interest rate for each Interest Period shall be set on the first day of such Interest Period (each an “Interest Reset Date”). For each Interest Period, on the second London Banking Day (as defined below) preceding the first day of such Interest Period (the “Determination Date”), JPMorgan Chase Bank or such other financial institution that may be appointed by CAF (the “Calculation Agent”) will determine LIBOR for such Interest Period. LIBOR will be the offered rate (expressed as an interest rate per annum) for three-month U.S. dollar deposits for the Interest Period concerned that appears on Telerate LIBOR Page 3750, as of 11:00 a.m., London time, on such Determination Date. “Telerate LIBOR Page 3750” means the display designated as page “3750” on the Bridge Telerate, Inc., or any successor service (or such other page as may replace page 3750 on that service or successor service) for the purpose of displaying the London interbank rates of major U.S. banks of U.S. dollar deposits. If, on any Determination Date, Telerate Page 3750 does not include this rate or is unavailable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months, commencing on the second London Banking Day immediately following such Determination Date and in a principal amount that is representative for a single transaction in such market at such time, are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on such Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of those quotations. If fewer than two quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on such Determination Date for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Banking Day immediately following such Determination Date and in a principal amount

2

representative for a single transaction in such market at such time. The Calculation Agent will request the principal New York office of each of such banks to provide a quotation of its rate. If the banks in New York selected by the Calculation Agent are not quoting as described in the previous sentence, then LIBOR for the applicable Determination Date will be LIBOR in effect on such Determination Date.

               For the purposes of calculating LIBOR, “London Banking Day” means any Business Day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

               The spread that will be added to LIBOR (the “Applicable Spread”) will increase annually as indicated in the table below.

For Interest Reset Dates Occurring	Spread

From February 20, 2004 to but excluding February 15, 2005	plus 15	basis points
From February 15, 2005 to but excluding February 15, 2006	plus 17.5	basis points
From February 15, 2006 to but excluding February 15, 2007	plus 20	basis points
From February 15, 2007 to but excluding February 15, 2008	plus 22.5	basis points
From February 15, 2008 to but excluding February 13, 2009	plus 25	basis points

               The Company shall, or shall cause the Calculation Agent to, give the Fiscal Agent written notice of the interest rate on this [Global] Security for each Interest Period promptly after the determination thereof.

               3. CAF may redeem the principal amount of this [Global] Security, in whole or in part, in increments of $1,000, on any interest payment date, other than the Maturity Date (each, a “Redemption Date”) at a price equal to 100% of the principal amount of this [Global] Security to be redeemed (the “Redemption Price”) together with any unpaid interest accrued hereon up to but excluding such Redemption Date.

               CAF shall give written notice of such a redemption to the Holder not less than 30 days prior to the applicable Redemption Date stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of such [Global] Security to be redeemed; (iv) in the case of a partial redemption of this [Global] Security, the Holder will receive, without charge, upon the surrender of this [Global] Security, a new certificate representing an authorized denomination of the principal amount of this [Global] Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon this [Global] Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where the certificate or certificates representing this [Global] Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of this [Global] Security or portion of such [Global] Security to be redeemed.

               4. All amounts payable (whether in respect of principal, interest or otherwise) in respect of the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied on behalf of any of the Andean Community countries or any political subdivision thereof or any authority or agency therein or thereof having the power to tax, unless the withholding or deduction

3

of such taxes, duties, assessments or governmental charges is required by law. In that event, CAF will pay such additional amounts as may be necessary in order that the net amounts receivable by the Holder of any Security after such withholding or deduction shall equal the respective amounts that would have been receivable by such Holder in the absence of such withholding or deduction, except that no such additional amounts shall be payable in relation to any payment in respect of any Security:

(a) to, or to a third party on behalf of, a Holder of a Security who is liable for such taxes, duties, assessments or governmental charges in respect of such Security by reason of his having some connection with any of the Andean Community countries other than the mere holding of such Security; or

(b) presented for payment more than 30 days after the Relevant Date, except to the extent that the relevant Holder would have been entitled to such additional amounts on presenting the same for payment on the expiry of such period of 30 days.

                         As used herein, the “Relevant Date” means, in respect of any payment, the date on which such payment first becomes due and payable, but if the full amount of the moneys payable has not been received by the Fiscal Agent on or prior to such due date, it means the first date on which, the full amount of such moneys having been so received and being available for payment to Holders of Securities, notice to that effect shall have been duly provided as set forth in this Security.

                         5. This [Global] Security is [a permanent global security evidencing] [part of] a series of a duly authorized issue of debt securities of CAF, consisting of CAF’s “Extendible Floating Rate Notes” initially issued in the aggregate principal amount of $150,000,000 together with all securities issued in exchange for all or any portion of CAF’s Extendible Floating Rate Notes in accordance with the terms thereof (collectively the “Securities”). CAF has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of March 17, 1998 (as supplemented as of February [ ], 2004, the “Fiscal Agency Agreement”), with JPMorgan Chase Bank, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. JPMorgan Chase Bank, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”. As used herein, the term “Holder” means the person in whose name the Security is registered in the Security Register.

                         6. The Securities constitute direct, unconditional, unsecured and general obligations of CAF. So long as any of the Securities shall be outstanding and unpaid, but only up to the time amounts sufficient for payment of all principal and interest have been placed at the disposal of the Fiscal Agent, CAF will not cause or permit to be created on any of its property or assets any mortgage, pledge or other lien or charge as security for any bonds, notes or other evidences of indebtedness heretofore or hereafter issued, assumed or guaranteed by CAF for money borrowed (other than purchase money mortgages, pledges or liens on property purchased by CAF as security for all or part of the purchase price thereof), unless the Securities shall be secured by such mortgage, pledge or other lien or charge equally and ratably with such other bonds, notes or evidences of indebtedness.

                         Subject to the preceding paragraph, the Securities and each of them will rank pari passu with all other unsecured Indebtedness of CAF. “Indebtedness” means all indebtedness of CAF in respect of monies borrowed by CAF and guarantees given by CAF for monies borrowed by others.

                         7. Except as set forth in Paragraph 3 hereof, the Securities are not subject to redemption prior to their maturity and are not entitled to the benefit of any sinking fund.

                         8. [Except as set forth in the following sentence, the Securities are issuable only as fully registered global securities, without coupons, each registered in the name of DTC, a nominee thereof

4

or a successor to DTC or a nominee thereof (each, a “Global Security”), and (i) no Global Security may be transferred, except in whole and not in part, and only to DTC, one or more nominees of DTC or one or more respective successors of DTC and its nominees, and (ii) no Global Security may be exchanged for any Security other than another Global Security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this Global Security, a Global Security may be transferred to, or exchanged for registered Securities registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC (a) notifies CAF that it is unwilling or unable to continue as depositary for such Global Security or (b) ceases to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor depositary is not appointed by CAF within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) CAF, in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Securities evidenced by this Global Security (as set forth in Paragraph 11). Registered Securities issued in exchange for this Global Security will be registered in such names, and issued in such denominations (of $100,000 and integral multiples of $1,000 in excess thereof), as an authorized representative of DTC shall request.]

               [Subject, in the case of this Global Security, to the preceding paragraph, transfer] [Transfer] of this [Global] Security is registrable on the Security Register upon surrender of this [Global] Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to CAF and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this [Global] Security for registration of transfer, CAF shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested [(subject, in the case of this Global Security, to the preceding paragraph).] CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than CAF or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this [Global] Security shall be overdue. CAF covenants that, at all times so long as this [Global] Security shall be outstanding, it shall maintain in The City of New York an office or agency for the registration and registration of transfers, as aforesaid, of the registered Securities. CAF has appointed the corporate trust office of the Fiscal Agent as its agent in The City of New York for such purpose and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, CAF shall provide for such registration and registration of transfers.

               In the manner and subject to the limitations and upon payment of the charges (if any) provided in the Fiscal Agency Agreement and this [Global] Security, registered Securities may be exchanged for a like aggregate principal amount of registered Securities of other authorized denominations but may never be exchanged for coupon Securities. CAF covenants that it shall maintain at all times so long as this [Global] Security shall be outstanding, in The City of New York, an office or agency where registered Securities may be surrendered in exchange for registered Securities in other authorized denominations. CAF has appointed the corporate trust office of the Fiscal Agent, in The City of New York, as its agent for such purposes.

               No registrations of transfers or exchanges of Securities shall be made for a period of 15 days preceding any interest payment date.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of CAF, evidencing the same debt, and entitled to the same benefits, as the Securities

5

surrendered upon such registration of transfer or exchange [(except that a Security not in global form issued upon any registration of transfer or exchange of this Global Security shall not be subject or entitled to the provisions set forth in this Global Security relating to Securities in global form).] Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

               No service charge shall be made to any Holder for any such exchange or registration of transfer, but CAF may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               9. In case any Security [(including this Global Security)] shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by CAF and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, (i) CAF or the Fiscal Agent shall not have received notice that such Securities have been acquired by a bona fide purchaser, and (ii) CAF and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and, if required, shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, CAF in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

               Any new Security delivered pursuant to this Paragraph 9 shall be so dated that neither gain nor loss in interest shall result from such replacement.

               Upon the issuance of any new Security under this Paragraph 9, CAF may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

               Every new Security issued pursuant to this Paragraph 9 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of CAF, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

               The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               10. In order to provide for the payment of the principal of and the interest on the Securities as the same shall become due, CAF does hereby agree to pay to the Fiscal Agent at its corporate trust office in The City of New York, in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts, the amounts set forth below in this paragraph, to be held in trust and applied by the Fiscal Agent as hereinafter set forth: (a) CAF shall pay to the Fiscal Agent at least one (1) full Business Day prior to each interest payment date an amount sufficient to pay the interest becoming due on all Securities on such interest payment date and the Fiscal Agent shall apply the amounts so paid to it to the payment of such interest on such interest payment date; and (b) at least one (1) full Business Day prior to the Maturity Date of the Securities, CAF shall pay to the Fiscal Agent an amount which, together with any

6

monies then held by the Fiscal Agent and available for the purpose, shall be equal to the entire amount of interest and principal to be due on such Maturity Date on the Securities then outstanding, and the Fiscal Agent shall apply such amount to the payment of interest on and principal of such Securities in accordance with the terms thereof.

               Any monies paid by CAF to the Fiscal Agent for the payment of the principal of or interest on any Securities and remaining unclaimed at the end of two (2) years after such principal or interest shall have become due and payable and provision for such payment shall have been made shall then be repaid to CAF, and upon such repayment the aforesaid trust shall terminate and all liability of the Fiscal Agent with respect to such monies shall thereupon cease, without, however, limiting in any way the unconditional obligation of CAF to pay the principal of and interest on this [Global] Security as the same shall become due.

               11. If an Event of Default (as defined below) occurs, each Holder of Securities may, by written notice to CAF and the Fiscal Agent, declare the principal of and any accrued interest on the Securities held by it to be, and such principal and accrued interest shall thereupon become, immediately due and payable, unless prior to receipt of such notice by CAF all Events of Default in respect of such Securities shall have been cured. If all such Events of Default shall have been cured following such declaration, such declaration may be rescinded by any such Holder with respect to such previously accelerated Securities upon delivery of written notice of such rescission to CAF and the Fiscal Agent.

               An “Event of Default” is: (a) a failure to pay any principal of or interest on the Securities when due and the continuance of such failure for 30 days; (b) a failure to perform or observe any material obligation under or in respect of the Securities or the Fiscal Agency Agreement and the continuance of such failure for a period of 90 days after written notice thereof has been delivered to CAF and to the Fiscal Agent by the Holder of any Security; (c) a failure to pay any amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) of principal or interest or premium in respect of any indebtedness incurred, assumed or guaranteed by CAF as and when such amount becomes due and payable and the continuance of such failure until the expiration of any applicable grace period or 30 days, whichever is longer; or (d) the acceleration of any indebtedness incurred or assumed by CAF with an aggregate principal amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) by any holder or holders thereof.

               12. The Fiscal Agency Agreement and the terms and conditions of the Securities may be modified or amended by CAF and the Fiscal Agent, without the consent of the Holders of the Securities, for the purpose of adding to the covenants of CAF for the benefit of the Holders, surrendering any right or power conferred upon CAF, securing the Securities pursuant to the requirements of the Securities or otherwise, effecting the issue of further Securities as described in Paragraph 17, curing any ambiguity, correcting or supplementing any defective provision therein, or in any manner that CAF and the Fiscal Agent may mutually deem necessary or desirable and that shall not adversely affect the interests of the Holders of the Securities in any material respect, to all of which the Holder of this Security shall, by acceptance hereof, consent.

               CAF may modify any of the terms or provisions contained in the Securities in any way with the written consent of the Holders of not less than 66 2/3% in principal amount of the Securities at the time outstanding, provided, however, that no such action may, without the consent of the Holder of each Security affected thereby, (a) change the due date for the payment of the principal of or of any installment of interest on the Securities, (b) reduce the principal amount of the Securities, the portion of such principal that is payable upon acceleration of the maturity of such Security or the interest rate thereon, (c) change the currency or place of payment of principal of or interest on the Securities, (d) reduce the proportion of the principal amount of the Securities the vote or consent of the Holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities or to

7

make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or therein to be made, taken or given, or (e) change the obligation of CAF to pay additional amounts.

               13. CAF hereby certifies and declares that all acts and conditions required to be performed and to have happened precedent to the creation and issuance of this [Global] Security, and to constitute the same the valid and legally binding obligation of CAF in accordance with its terms, have been performed and have happened in due and strict compliance with the Constitutive Agreement of CAF.

               14. All notices will be delivered by CAF in writing to each Holder of the Securities. [If at the time of any such notice the Securities are represented by this Global Security, such notice shall be delivered to DTC and shall be deemed to have been given three Business Days after delivery to DTC.] [If at the time of any such notice the Securities are not represented by any Global Security, such] [Such] notice shall be delivered to the Holders of the Securities and in such case shall be deemed to have been given three Business Days after the mailing of such notice by first class mail.

               15. This [Global] Security shall not become valid or obligatory for any purpose unless and until this [Global] Security has been authenticated by JPMorgan Chase Bank, or its successor, as Fiscal Agent.

               16. This [Global] Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

               17. CAF may at any time or from time to time, without notice to or the consent of the Holders of the Securities, create and issue further Securities ranking pari passu with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Securities or except for the first payment of interest following the issue date of such Securities) and so that such further Securities shall be consolidated and form a single issue with the Securities and shall have the same terms as to status, redemption or otherwise as the Securities.

               18. CAF has appointed CT Corporation System in The City New York as its authorized agent upon which process may be served in any action arising out of or based on the Securities which may be instituted in any State or Federal court in The City and State of New York by the Fiscal Agent or the Holder of a Security, and, subject to the last sentence of this Paragraph 19, CAF hereby expressly accepts the jurisdiction of any such court in respect of any such action. CAF hereby agrees to keep such appointment in force at all times while this or any other Security shall be outstanding. CAF hereby waives irrevocably any immunity (except for immunity from execution prior to final judgment) to which it might otherwise be entitled in any action based on the Securities which may be instituted by the Holder of any Security in any State or Federal court in The City and State of New York. Anything in the Fiscal Agency Agreement or this [Global] Security to the contrary notwithstanding, such appointment of an authorized agent for service of process and such waiver of immunity shall not be interpreted to include actions brought under the United States Federal securities laws.

* * * * *

8

               IN WITNESS WHEREOF, CAF has caused this [Global] Security to be executed with the signature of the Vice President of Finance of CAF, all in The City of New York, State of New York, United States of America.

Dated:

CORPORACION ANDINA DE FOMENTO

By:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK as Fiscal Agent

By:

Authorized Officer

ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto (name and address including zip code and taxpayer I.D. or Social Security Number of assignee)

the within Security and does hereby irrevocably constitute and appoint to transfer such Security on the books kept for registration thereof with full power of substitution in the premises.

Dated:	*

Signature Guaranteed:

     * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE I

Additional Terms Applicable to this [Global] Security

Principal Amount:

Initial Interest Payment Date:

Issue Date:

Maturity Date:

EXHIBIT B

[FORM OF SHORT-TERM NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO CORPORACION ANDINA DE FOMENTO OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP NO.	No. 1
ISIN NO.

CORPORACION ANDINA DE FOMENTO

Floating Rate Note
due [●]

               1. CORPORACION ANDINA DE FOMENTO (“CAF”), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal amount specified in Schedule I hereto on the Maturity Date, as defined in Schedule I hereto, and to pay interest on said principal amount hereof from the Issue Date, as defined in Schedule I hereto, or from the most recent February 15, May 15, August 15 or November 15 (subject to adjustment as described below) to which such interest has been paid or duly provided for, quarterly on each February 15, May 15, August 15 and November 15 thereafter, and on the Maturity Date, as defined in Schedule I hereto, commencing on the Initial Interest Payment Date, as defined in Schedule I hereto, and ending on the Maturity Date, at a rate of interest per annum equal to LIBOR (as determined pursuant to the provisions of Paragraph 2 hereof), reset quarterly, plus the Applicable Spread, as defined below, until payment of said principal sum has been made or duly provided for. The period beginning on the Issue Date and ending on but excluding the first interest payment date and each successive period beginning on and including an interest payment date and ending on but excluding the next succeeding interest payment date is herein called an “Interest Period.” If such principal payment date or any interest payment date would otherwise be a day which is not a Business Day (as defined below), such principal payment date or any such interest payment date shall be postponed to the next Business Day, except that if such next Business Day is in a different month, then that interest payment date will be the immediately preceding day that is a Business Day. Business Day means any day on which commercial banks and foreign exchange markets settle payments in The City of New York. The interest so payable and punctually paid or duly provided for on any interest payment date will be paid to the person in whose name this [Global] Security (as defined in Paragraph 8) is registered at the close of business on the day that is the first day of the month in which such interest payment date occurs (“Record Date”) except, that on the Maturity Date, interest will be paid to the same person to whom the principal is payable. Interest will be calculated by dividing the applicable interest rate in effect for each day by 360 and multiplying the result by the principal amount of this [Global] Security specified in Schedule I (the “Daily Interest Amount”). The amount of interest to be paid on this [Global] Security for each Interest Period will be calculated by adding the applicable Daily Interest Amounts for each day in the Interest Period. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the person in whose name this [Global] Security is registered on such Record Date and may be paid to the person in whose name this [Global] Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by CAF or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities (as defined in Paragraph 5) evidenced by this [Global] Security may be listed. CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing) for the purpose of receiving payment hereon and for all other purposes whether or not this [Global] Security or any of the Securities evidenced hereby shall be overdue.

               Payment of the principal of and interest on this [Global] Security will be made in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts. In the case of a Security in definitive form (as provided in Paragraph 8), payment of the principal will be made against presentation and surrender of the Security at the corporate trust office of the Fiscal Agent, as paying agent, in The City of New York and at the offices of such other paying agents as CAF shall have appointed. Payment of interest on each Security in definitive form will be made at the corporate trust office of the Fiscal Agent in The City of New York and at the offices of such other paying agents as CAF shall have appointed, provided that interest on each Security may be paid (i) by a U.S. dollar check drawn on a bank in The City of New York mailed to the address of the person entitled thereto as such address shall appear in the Security Register (as defined in Paragraph 8) on the Record Date for such payment or (ii) at the request of a Holder (as defined in Paragraph 5) of more than $1,000,000 principal amount of Securities, by wire transfer to such Holder. CAF covenants that until this [Global] Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this [Global] Security have been made available for payment and either paid or returned to CAF as provided herein, CAF will at all times maintain an office or agency in The City of New York, for the payment of the principal of and interest on the Securities as herein provided.

               2. The interest rate for each Interest Period shall be set on the first day of such Interest Period (each an “Interest Reset Date”). For each Interest Period, on the second London Banking Day (as defined below) preceding the first day of such Interest Period (the “Determination Date”), JPMorgan Chase Bank or such other financial institution that may be appointed by CAF (the “Calculation Agent”) will determine LIBOR for such Interest Period. LIBOR will be the offered rate (expressed as an interest rate per annum) for three-month U.S. dollar deposits for the Interest Period concerned that appears on Telerate LIBOR Page 3750, as of 11:00 a.m., London time, on such Determination Date. “Telerate LIBOR Page 3750” means the display designated as page “3750” on the Bridge Telerate, Inc., or any successor service (or such other page as may replace page 3750 on that service or successor service) for the purpose of displaying the London interbank rates of major U.S. banks of U.S. dollar deposits. If, on any Determination Date, Telerate Page 3750 does not include this rate or is unavailable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months, commencing on the second London Banking Day immediately following such Determination Date and in a principal amount that is representative for a single transaction in such market at such time, are offered by four major banks in the London interbank market, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., London time, on such Determination Date to prime banks in the London interbank market. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of those quotations. If fewer than two quotations are so provided, LIBOR for the applicable Interest Period will be the arithmetic mean (rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards) of the rates quoted by three major banks in New York City, which may include the Calculation Agent and its affiliates, as selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on such Determination Date for loans in U.S. dollars to leading European banks having a three-month maturity commencing on the second London Banking Day immediately following such Determination Date and in a principal amount

2

representative for a single transaction in such market at such time. The Calculation Agent will request the principal New York office of each of such banks to provide a quotation of its rate. If the banks in New York selected by the Calculation Agent are not quoting as described in the previous sentence, then LIBOR for the applicable Determination Date will be LIBOR in effect on such Determination Date.

               For the purposes of calculating LIBOR, “London Banking Day” means any Business Day on which dealings in U.S. dollars are transacted or, with respect to any future date, are expected to be transacted in the London interbank market.

               The spread that will be added to LIBOR (the “Applicable Spread”) will increase annually as indicated in the table below.

For Interest Reset Dates Occurring	Spread

From February 20, 2004 to but excluding February 15, 2005	plus 15	basis points
From February 15, 2005 to but excluding February 15, 2006	plus 17.5	basis points
From February 15, 2006 to but excluding February 15, 2007	plus 20	basis points
From February 15, 2007 to but excluding February 15, 2008	plus 22.5	basis points
From February 15, 2008 to but excluding February 13, 2009	plus 25	basis points

               The Company shall, or shall cause the Calculation Agent to, give the Fiscal Agent written notice of the interest rate on this [Global] Security for each Interest Period promptly after the determination thereof.

               3. CAF may redeem the principal amount of this [Global] Security, in whole or in part, in increments of $1,000, on any interest payment date, other than the Maturity Date (each, a “Redemption Date”) at a price equal to 100% of the principal amount of this [Global] Security to be redeemed (the “Redemption Price”) together with any unpaid interest accrued hereon up to but excluding such Redemption Date.

               CAF shall give written notice of such a redemption to the Holder not less than 30 days prior to the applicable Redemption Date stating: (i) the Redemption Date; (ii) the Redemption Price; (iii) the identification (and, in the case of a partial redemption, the principal amount) of such [Global] Security to be redeemed; (iv) in the case of a partial redemption of this [Global] Security, the Holder will receive, without charge, upon the surrender of this [Global] Security, a new certificate representing an authorized denomination of the principal amount of this [Global] Security remaining unredeemed; (v) that on the applicable Redemption Date, the Redemption Price shall become due and payable upon this [Global] Security so redeemed and that interest thereon shall cease to accrue on and after the applicable Redemption Date; (vi) the place or places where the certificate or certificates representing this [Global] Security is to be surrendered for the payment of the Redemption Price together with any unpaid interest thereon to the applicable Redemption Date; and (vii) the CUSIP number of this [Global] Security or portion of such [Global] Security to be redeemed.

               4. All amounts payable (whether in respect of principal, interest or otherwise) in respect of the Securities will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied on behalf of any of the Andean Community countries or any political subdivision thereof or any authority or agency therein or thereof having the power to tax, unless the withholding or deduction

3

of such taxes, duties, assessments or governmental charges is required by law. In that event, CAF will pay such additional amounts as may be necessary in order that the net amounts receivable by the Holder of any Security after such withholding or deduction shall equal the respective amounts that would have been receivable by such Holder in the absence of such withholding or deduction, except that no such additional amounts shall be payable in relation to any payment in respect of any Security:

(a) to, or to a third party on behalf of, a Holder of a Security who is liable for such taxes, duties, assessments or governmental charges in respect of such Security by reason of his having some connection with any of the Andean Community countries other than the mere holding of such Security; or

(b) presented for payment more than 30 days after the Relevant Date, except to the extent that the relevant Holder would have been entitled to such additional amounts on presenting the same for payment on the expiry of such period of 30 days.

                         As used herein, the “Relevant Date” means, in respect of any payment, the date on which such payment first becomes due and payable, but if the full amount of the moneys payable has not been received by the Fiscal Agent on or prior to such due date, it means the first date on which, the full amount of such moneys having been so received and being available for payment to Holders of Securities, notice to that effect shall have been duly provided as set forth in this Security.

                         5. This [Global] Security is [a permanent global security evidencing] [part of] a series of a duly authorized issue of debt securities of CAF, consisting of CAF’s “Extendible Floating Rate Notes” initially issued in the aggregate principal amount of $150,000,000 together with all securities issued in exchange for all or any portion of CAF’s Extendible Floating Rate Notes in accordance with the terms thereof (collectively the “Securities”). CAF has, for the benefit of the Holders from time to time of the Securities, entered into a Fiscal Agency Agreement, dated as of March 17, 1998 (as supplemented as of February [ ], 2004, the “Fiscal Agency Agreement”), with JPMorgan Chase Bank, as Fiscal Agent, copies of which Agreement are on file and available for inspection during normal business hours at the corporate trust office of the Fiscal Agent in The City of New York. JPMorgan Chase Bank, and its respective successors as Fiscal Agent are herein called “Fiscal Agent”. As used herein, the term “Holder” means the person in whose name the Security is registered in the Security Register.

                         6. The Securities constitute direct, unconditional, unsecured and general obligations of CAF. So long as any of the Securities shall be outstanding and unpaid, but only up to the time amounts sufficient for payment of all principal and interest have been placed at the disposal of the Fiscal Agent, CAF will not cause or permit to be created on any of its property or assets any mortgage, pledge or other lien or charge as security for any bonds, notes or other evidences of indebtedness heretofore or hereafter issued, assumed or guaranteed by CAF for money borrowed (other than purchase money mortgages, pledges or liens on property purchased by CAF as security for all or part of the purchase price thereof), unless the Securities shall be secured by such mortgage, pledge or other lien or charge equally and ratably with such other bonds, notes or evidences of indebtedness.

                         Subject to the preceding paragraph, the Securities and each of them will rank pari passu with all other unsecured Indebtedness of CAF. “Indebtedness” means all indebtedness of CAF in respect of monies borrowed by CAF and guarantees given by CAF for monies borrowed by others.

                         7. Except as set forth in Paragraph 3 hereof, the Securities are not subject to redemption prior to their maturity and are not entitled to the benefit of any sinking fund.

                         8. [Except as set forth in the following sentence, the Securities are issuable only as fully registered global securities, without coupons, each registered in the name of DTC, a nominee thereof

4

or a successor to DTC or a nominee thereof (each, a “Global Security”), and (i) no Global Security may be transferred, except in whole and not in part, and only to DTC, one or more nominees of DTC or one or more respective successors of DTC and its nominees, and (ii) no Global Security may be exchanged for any Security other than another Global Security. Notwithstanding any other provisions of the Fiscal Agency Agreement or this Global Security, a Global Security may be transferred to, or exchanged for registered Securities registered in the name of, a person other than DTC, a nominee of DTC or a successor of DTC or its nominee if (i) DTC (a) notifies CAF that it is unwilling or unable to continue as depositary for such Global Security or (b) ceases to be a clearing agency registered under the Securities Exchange Act of 1934 at a time when it is required to be, and in either such case (a) or (b) a successor depositary is not appointed by CAF within 90 days after receiving such notice or becoming aware that DTC is no longer so registered, (ii) CAF, in its sole discretion, instructs the Fiscal Agent in writing that a Global Security shall be so transferable and exchangeable or (iii) there shall have occurred and be continuing an event of default with respect to the Securities evidenced by this Global Security (as set forth in Paragraph 11). Registered Securities issued in exchange for this Global Security will be registered in such names, and issued in such denominations (of $100,000 and integral multiples of $1,000 in excess thereof), as an authorized representative of DTC shall request.]

               [Subject, in the case of this Global Security, to the preceding paragraph, transfer] [Transfer] of this [Global] Security is registrable on the Security Register upon surrender of this [Global] Security for registration at the office of the Fiscal Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to CAF and the Fiscal Agent duly executed by, the Holder hereof or his attorney duly authorized in writing. Upon such surrender of this [Global] Security for registration of transfer, CAF shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new registered Securities, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount, and registered in such name or names as may be requested [(subject, in the case of this Global Security, to the preceding paragraph).] CAF and the Fiscal Agent may deem and treat the registered owner hereof as the absolute owner hereof (notwithstanding any notice of ownership or writing hereon made by anyone other than CAF or the Fiscal Agent) for the purposes of receiving payment hereon or on account hereof and for all other purposes whether or not this [Global] Security shall be overdue. CAF covenants that, at all times so long as this [Global] Security shall be outstanding, it shall maintain in The City of New York an office or agency for the registration and registration of transfers, as aforesaid, of the registered Securities. CAF has appointed the corporate trust office of the Fiscal Agent as its agent in The City of New York for such purpose and has agreed to cause to be kept at such office a register (the register maintained in such office and in any other office or agency for such purpose being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, CAF shall provide for such registration and registration of transfers.

               In the manner and subject to the limitations and upon payment of the charges (if any) provided in the Fiscal Agency Agreement and this [Global] Security, registered Securities may be exchanged for a like aggregate principal amount of registered Securities of other authorized denominations but may never be exchanged for coupon Securities. CAF covenants that it shall maintain at all times so long as this [Global] Security shall be outstanding, in The City of New York, an office or agency where registered Securities may be surrendered in exchange for registered Securities in other authorized denominations. CAF has appointed the corporate trust office of the Fiscal Agent, in The City of New York, as its agent for such purposes.

               No registrations of transfers or exchanges of Securities shall be made for a period of 15 days preceding any interest payment date.

               All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of CAF, evidencing the same debt, and entitled to the same benefits, as the Securities

5

surrendered upon such registration of transfer or exchange [(except that a Security not in global form issued upon any registration of transfer or exchange of this Global Security shall not be subject or entitled to the provisions set forth in this Global Security relating to Securities in global form).] Any new Security delivered pursuant to this Paragraph 8 shall be so dated that neither gain nor loss in interest shall result from such registration or exchange.

               No service charge shall be made to any Holder for any such exchange or registration of transfer, but CAF may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               9. In case any Security [(including this Global Security)] shall at any time become mutilated or destroyed or stolen or lost, then, provided that such Security, or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Fiscal Agent in The City of New York, a replacement Security of like tenor and principal amount will be issued by CAF and, at its request, authenticated and delivered by the Fiscal Agent at the office of the Fiscal Agent, in The City of New York, in exchange for the Security so mutilated, or in lieu of the Security so destroyed or stolen or lost; and provided however that, in the case of destroyed, stolen or lost Securities, (i) CAF or the Fiscal Agent shall not have received notice that such Securities have been acquired by a bona fide purchaser, and (ii) CAF and the Fiscal Agent shall have received evidence satisfactory to them that such Securities were destroyed, stolen or lost, and, if required, shall also have received an indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a replacement Security shall be borne by the owner of the Security mutilated, destroyed, stolen or lost. In case such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, CAF in its discretion may, instead of issuing a new Security, pay or cause to be paid such Security.

               Any new Security delivered pursuant to this Paragraph 9 shall be so dated that neither gain nor loss in interest shall result from such replacement.

               Upon the issuance of any new Security under this Paragraph 9, CAF may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

               Every new Security issued pursuant to this Paragraph 9 in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of CAF, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

               The provisions of this Paragraph 9 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

               10. In order to provide for the payment of the principal of and the interest on the Securities as the same shall become due, CAF does hereby agree to pay to the Fiscal Agent at its corporate trust office in The City of New York, in immediately available funds in U.S. dollars or in such other coin or currency of the United States of America as at the time of payment is legal tender for the payment therein of public and private debts, the amounts set forth below in this paragraph, to be held in trust and applied by the Fiscal Agent as hereinafter set forth: (a) CAF shall pay to the Fiscal Agent at least one (1) full Business Day prior to each interest payment date an amount sufficient to pay the interest becoming due on all Securities on such interest payment date and the Fiscal Agent shall apply the amounts so paid to it to the payment of such interest on such interest payment date; and (b) at least one (1) full Business Day prior to the Maturity Date of the Securities, CAF shall pay to the Fiscal Agent an amount which, together with any

6

monies then held by the Fiscal Agent and available for the purpose, shall be equal to the entire amount of interest and principal to be due on such Maturity Date on the Securities then outstanding, and the Fiscal Agent shall apply such amount to the payment of interest on and principal of such Securities in accordance with the terms thereof.

               Any monies paid by CAF to the Fiscal Agent for the payment of the principal of or interest on any Securities and remaining unclaimed at the end of two (2) years after such principal or interest shall have become due and payable and provision for such payment shall have been made shall then be repaid to CAF, and upon such repayment the aforesaid trust shall terminate and all liability of the Fiscal Agent with respect to such monies shall thereupon cease, without, however, limiting in any way the unconditional obligation of CAF to pay the principal of and interest on this [Global] Security as the same shall become due.

               11. If an Event of Default (as defined below) occurs, each Holder of Securities may, by written notice to CAF and the Fiscal Agent, declare the principal of and any accrued interest on the Securities held by it to be, and such principal and accrued interest shall thereupon become, immediately due and payable, unless prior to receipt of such notice by CAF all Events of Default in respect of such Securities shall have been cured. If all such Events of Default shall have been cured following such declaration, such declaration may be rescinded by any such Holder with respect to such previously accelerated Securities upon delivery of written notice of such rescission to CAF and the Fiscal Agent.

               An “Event of Default” is: (a) a failure to pay any principal of or interest on the Securities when due and the continuance of such failure for 30 days; (b) a failure to perform or observe any material obligation under or in respect of the Securities or the Fiscal Agency Agreement and the continuance of such failure for a period of 90 days after written notice thereof has been delivered to CAF and to the Fiscal Agent by the Holder of any Security; (c) a failure to pay any amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) of principal or interest or premium in respect of any indebtedness incurred, assumed or guaranteed by CAF as and when such amount becomes due and payable and the continuance of such failure until the expiration of any applicable grace period or 30 days, whichever is longer; or (d) the acceleration of any indebtedness incurred or assumed by CAF with an aggregate principal amount in excess of U.S.$20,000,000 (or the equivalent thereof in any other currency or currencies) by any holder or holders thereof.

               12. The Fiscal Agency Agreement and the terms and conditions of the Securities may be modified or amended by CAF and the Fiscal Agent, without the consent of the Holders of the Securities, for the purpose of adding to the covenants of CAF for the benefit of the Holders, surrendering any right or power conferred upon CAF, securing the Securities pursuant to the requirements of the Securities or otherwise, effecting the issue of further Securities as described in Paragraph 17, curing any ambiguity, correcting or supplementing any defective provision therein, or in any manner that CAF and the Fiscal Agent may mutually deem necessary or desirable and that shall not adversely affect the interests of the Holders of the Securities in any material respect, to all of which the Holder of this Security shall, by acceptance hereof, consent.

               CAF may modify any of the terms or provisions contained in the Securities in any way with the written consent of the Holders of not less than 66 2/3% in principal amount of the Securities at the time outstanding, provided, however, that no such action may, without the consent of the Holder of each Security affected thereby, (a) change the due date for the payment of the principal of or of any installment of interest on the Securities, (b) reduce the principal amount of the Securities, the portion of such principal that is payable upon acceleration of the maturity of such Security or the interest rate thereon, (c) change the currency or place of payment of principal of or interest on the Securities, (d) reduce the proportion of the principal amount of the Securities the vote or consent of the Holders of which is necessary to modify, amend or supplement the Fiscal Agency Agreement or the terms and conditions of the Securities or to

7

make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or therein to be made, taken or given, or (e) change the obligation of CAF to pay additional amounts.

               13. CAF hereby certifies and declares that all acts and conditions required to be performed and to have happened precedent to the creation and issuance of this [Global] Security, and to constitute the same the valid and legally binding obligation of CAF in accordance with its terms, have been performed and have happened in due and strict compliance with the Constitutive Agreement of CAF.

               14. All notices will be delivered by CAF in writing to each Holder of the Securities. [If at the time of any such notice the Securities are represented by this Global Security, such notice shall be delivered to DTC and shall be deemed to have been given three Business Days after delivery to DTC.] [If at the time of any such notice the Securities are not represented by any Global Security, such] [Such] notice shall be delivered to the Holders of the Securities and in such case shall be deemed to have been given three Business Days after the mailing of such notice by first class mail.

               15. This [Global] Security shall not become valid or obligatory for any purpose unless and until this [Global] Security has been authenticated by JPMorgan Chase Bank, or its successor, as Fiscal Agent.

               16. This [Global] Security shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

               17. CAF may at any time or from time to time, without notice to or the consent of the Holders of the Securities, create and issue further Securities ranking pari passu with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Securities or except for the first payment of interest following the issue date of such Securities) and so that such further Securities shall be consolidated and form a single issue with the Securities and shall have the same terms as to status, redemption or otherwise as the Securities.

               18. CAF has appointed CT Corporation System in The City New York as its authorized agent upon which process may be served in any action arising out of or based on the Securities which may be instituted in any State or Federal court in The City and State of New York by the Fiscal Agent or the Holder of a Security, and, subject to the last sentence of this Paragraph 19, CAF hereby expressly accepts the jurisdiction of any such court in respect of any such action. CAF hereby agrees to keep such appointment in force at all times while this or any other Security shall be outstanding. CAF hereby waives irrevocably any immunity (except for immunity from execution prior to final judgment) to which it might otherwise be entitled in any action based on the Securities which may be instituted by the Holder of any Security in any State or Federal court in The City and State of New York. Anything in the Fiscal Agency Agreement or this [Global] Security to the contrary notwithstanding, such appointment of an authorized agent for service of process and such waiver of immunity shall not be interpreted to include actions brought under the United States Federal securities laws.

* * * * *

8

               IN WITNESS WHEREOF, CAF has caused this [Global] Security to be executed with the signature of the Vice President of Finance of CAF, all in The City of New York, State of New York, United States of America.

Dated:

CORPORACION ANDINA DE FOMENTO

By:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Fiscal Agency Agreement.

JPMORGAN CHASE BANK as Fiscal Agent

By:

Authorized Officer

ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto (name and address including zip code and taxpayer I.D. or Social Security Number of assignee)

the within Security and does hereby irrevocably constitute and appoint to transfer such Security on the books kept for registration thereof with full power of substitution in the premises.

Dated:	*

Signature Guaranteed:

     * NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Security in every particular, without alteration, enlargement or any change whatsoever.

SCHEDULE I

Additional Terms Applicable to this [Global] Security

Principal Amount:

Initial Interest Payment Date:

Issue Date:

Maturity Date:

EXHIBIT C

[FORM OF NOTICE TO HOLDERS]

* ** *** IMPORTANT NOTICE *** ** *

NOTICE

Corporación Andina de Fomento

Extendible Floating Rate Notes

CUSIP No. 219868 AS 5

Please take notice that the above-referenced Notes may, at the option of the Holder, be extended, in principal amounts of $100,000 or any multiple of $1,000 in excess thereof, to the date occurring 366 calendar days from and including the 15th day of the next succeeding month or [ ]. Elections to extend may be effected by causing applicable delivery instructions (i.e. DTC Participant Number, internal account numbers, etc.) for the renewed position to be processed through the Agent Put Option facilities at The Depository Trust Company (“DTC”), commencing [ ] and no later than 12:00 Noon New York time on [ ], as defined in the Extendible Floating Rate Notes Prospectus Supplement dated February 13, 2004. Delivery of the renewed position (CUSIP No. 219868 AS 5) will be processed through the Money Market Instrument (“MMI”) facilities at DTC on [ ].

Holders who do not elect to extend their Notes will be delivered a like position, via DTC’s MMI facilities, of Notes bearing CUSIP No. [ ] and having a Maturity Date of [ ]. The failure to elect to extend the Maturity Date of all or a portion of the Notes is irrevocable and will be binding on the current holder as well as any subsequent holder of such Notes.